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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):        AUGUST 1, 2000


                             TECHNICLONE CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                   000-17085                   95-3698422
    (State or other              (Commission               (I.R.S. Employer
     jurisdiction               File Number)              Identification No.)
   of incorporation)

                              14282 FRANKLIN AVENUE
                                TUSTIN, CALIFORNIA               92780-7017
                     (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000

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ITEM 5.  OTHER EVENTS.

         On August 1, 2000, Techniclone Corporation, a Delaware corporation (the "Registrant"), entered into a licensing agreement (the "Agreement") for a segment of its Vascular Targeting Agent (VTA) technology, specifically related to applications of Photodynamic Therapy agents (PDT) with Scotia Pharmaceuticals Limited. The Registrant's press release announcing the Agreement is attached as
Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit           Name of Exhibit
-------           ---------------

99.2              Press Release of Registrant dated August 1, 2000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TECHNICLONE CORPORATION


Date: August 3, 2000                  By: /s/ John N. Bonfiglio
                                          -------------------------------------
                                          John N. Bonfiglio,
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit           Name of Exhibit
-------           ---------------

99.2              Press Release dated August 1, 2000.

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